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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 of our report dated May 1, 2003 relating to the financial statements of Listen.com, Inc., which appears in the Current Report on Form 8-K/A of RealNetworks, Inc., dated September 12, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Jose, California
May 20, 2004